Exhibit 99.3

LOCK-UP AGREEMENT

This Lock-Up Agreement (this “Agreement”) is being executed and delivered as of December 19, 2013, by _______________ (“Stockholder”) in favor of and for the benefit of Intrexon Corporation a Virginia corporation (“Parent”).

Recitals

A. Stockholder is a stockholder, officer, director and/or affiliate of, Medistem, Inc., a Nevada corporation (the “Company”).

B. Parent, the Company and XON Cells, Inc., a Nevada corporation and wholly owned subsidiary of Parent (“Merger Sub”) have entered into an Agreement and Plan of Merger dated as of December 19, 2013 (the “Merger Agreement”), providing for, among other things, the merger of Merger Sub with and into the Company (the “Merger”). The Merger Agreement contemplates that, upon consummation of the Merger, Stockholder will receive shares of Parent Common Stock in the Merger and that the Stockholder will be subject to certain restrictions on transfer of such shares as provided herein. Each capitalized term used in this Agreement but not otherwise defined herein shall have the meaning ascribed thereto in the Merger Agreement.

Agreement

Stockholder, intending to be legally bound, agrees as follows:

1.               Representations and Warranties of Stockholder. Stockholder represents and warrants to Parent as of the date hereof as follows:

(a)             Stockholder is the holder and “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the number of outstanding shares of common stock of the Company set forth beneath Stockholder’s signature on the signature page hereof (the “Company Shares”), and Stockholder has good and valid title to the Company Shares, free and clear of any liens, pledges, security interests, adverse claims, equities, options, proxies, charges, encumbrances or restrictions of any nature, other than as otherwise restricted under the Securities Act of 1933, as amended (the “Securities Act”) and other applicable securities laws and regulations. Stockholder has the sole right to vote and to dispose of the Company Shares.

(b)            Stockholder has read this Agreement and, to the extent Stockholder felt necessary, has discussed with counsel the limitations imposed on Stockholder’s ability to sell, transfer or otherwise dispose of the shares of Parent Common Stock that Stockholder is to receive in the Merger (the “Parent Shares”). Stockholder fully understands the limitations this Agreement places upon Stockholder’s ability to sell, transfer or otherwise dispose of the Parent Shares.

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2.               Lock-Up.

(a)             Stockholder will not, during the period commencing on the date of the Effective Time of the Merger and, subject to the terms set forth herein, ending [90] days after the Effective Time of the Merger (the “Lock-up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Parent Shares, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Parent Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Parent Shares, in cash or otherwise.

(b)            Notwithstanding the foregoing, (i) if Stockholder is an individual, Stockholder may transfer the Parent Shares as a bona fide gift or gifts, by will or intestacy to a member or members of his or her immediate family, to a trust of which the undersigned or an immediate family member is the beneficiary, or to a partnership, the partners of which are exclusively the undersigned and/or a member or members of his or her immediate family and/or a charity and (ii) if Stockholder is a partnership, limited liability company or corporation, Stockholder may transfer the Parent Shares to any of its partners, members, stockholders or affiliates; provided that in the case of any transfer or distribution pursuant to this subparagraph, each donee or distributee shall sign and deliver a lock-up letter substantially in the form hereof.

3.               Prohibitions Against Transfer Relating to Affiliate Status. Notwithstanding anything to the contrary contained herein, Stockholder agrees that Stockholder shall not effect any sale, transfer or other disposition of any Parent Shares unless: (a) such sale, transfer or other disposition is effected pursuant to an effective registration statement under the Securities Act; (b) such sale, transfer or other disposition is made in conformity with the requirements of Rule 144 under the Securities Act, as evidenced by a broker’s letter and a representation letter executed by Stockholder (reasonably satisfactory in form and content to Parent) stating that such requirements have been met; or (c) counsel reasonably satisfactory to Parent (which may be counsel to Parent) shall have advised Parent in a written opinion letter (reasonably satisfactory in form and content to Parent), upon which Parent may rely, that such sale, transfer or other disposition will be exempt from the registration requirements of the Securities Act.

4.               Stop Transfer Instructions. Stockholder acknowledges and agrees that stop transfer instructions will be given to Parent’s transfer agent with respect to the Parent Shares until the expiration of the Lock-Up Period.

5.               Independence of Obligations. The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between Stockholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder.

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6.               Specific Performance. Stockholder agrees that in the event of any breach or threatened breach by Stockholder of any covenant, obligation or other provision contained in this Agreement, Parent shall be entitled (in addition to any other remedy that may be available to Parent) to seek: (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision; and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Parent nor any other person or entity shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 6, and Stockholder irrevocably waives any right he, she or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

7.               Other Agreements. Nothing in this Agreement shall limit any of the rights, remedies or obligations of Parent under the Merger Agreement, or any of the rights, remedies or obligations of Parent or any of the rights, remedies or obligations of Stockholder under any agreement between Stockholder and Parent or any certificate or instrument executed by Stockholder in favor of Parent; and nothing in the Merger Agreement or in any other agreement, certificate or instrument shall limit any of the rights, remedies or obligations of Parent or any of the rights, remedies or obligations of Stockholder under this Agreement.

8.               Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered in person or upon confirmation of receipt when transmitted by facsimile transmission or by electronic mail (but only if followed by transmittal by national overnight courier or for hand delivery on the next Business Day) or on receipt after dispatch by registered or certified mail, postage prepaid, in each case to the address set forth beneath the name of such party below (or to such other address as such party shall have specified in a written notice given to the other party in accordance herewith):

If to Parent:

Intrexon Corporation

20374 Seneca Meadows Parkway

Germantown, Maryland 20876

Tel: (301) 556-9809

Fax: (301) 556-9902

Email: __________________

Attention: Donald P. Lehr, Chief Legal Officer

With a copy to:

Troutman Sanders LLP

1001 Haxall Point

Richmond, VA 23219

Facsimile: (804) 698-5174

E-Mail: __________________

Attention: John Owen Gwathmey

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If to Stockholder:

__________________

__________________

__________________

Tel: __________________

Fax: __________________

Email: __________________

With a copy to:

Jones Day

12265 El Camino Real, Suite 300

San Diego, CA 92130-4096

Tel: (858) 314-1193

Fax: (858) 314-1150

Attention: Kenji L. Funahashi

9.               Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon a final determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible and the parties agree that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

10.            Applicable Law; Jurisdiction. THIS AGREEMENT IS MADE UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED SOLELY THEREIN, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. In any action between or among any of the parties, whether arising out of this Agreement or otherwise, (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction of the United States District Court for the Southern District of the State of New York, or if such court declines to accept jurisdiction, any federal or state court within the State of New York, and, in each case, any appellate court thereof; (b) each of the parties irrevocably waives the right to trial by jury; and (c) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepared, to the address at which such party is to receive notice in accordance with Section 8.

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11.            Waiver; Termination. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given. This Agreement shall automatically terminate upon the termination of the Merger Agreement or the termination or expiration of any Voting Agreement to which Stockholder is a party.

12.            Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not affect the construction or interpretation of this Agreement.

13.            Further Assurances. Stockholder shall execute and/or cause to be delivered to Parent such instruments and other documents and shall take such other actions as Parent may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement and the Merger Agreement.

14.            Entire Agreement. This Agreement, the Merger Agreement and any Voting Agreement between Stockholder and Parent collectively set forth the entire understanding of Parent and Stockholder relating to the subject matter hereof and thereof and supersede all other prior agreements and understandings between Parent and Stockholder relating to the subject matter hereof and thereof.

15.            Non-Exclusivity. The rights and remedies of Parent hereunder are not exclusive of or limited by any other rights or remedies which Parent may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).

16.            Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent and Stockholder.

17.            Assignment. This Agreement and all obligations of Stockholder hereunder are personal to Stockholder and may not be transferred or delegated by Stockholder at any time, except in accordance with Section 2(b) of this Agreement. Parent may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity without obtaining the consent or approval of Stockholder.

18.            Binding Nature. Subject to Section 17, this Agreement will inure to the benefit of Parent and its successors and assigns and will be binding upon Stockholder and Stockholder’s representatives, executors, administrators, estate, heirs, successors and assigns.

19.            Survival. Each of the representations, warranties, covenants and obligations contained in this Agreement shall survive the consummation of the Merger.

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_______________________

(Signature)

_______________________

Number of Outstanding Shares of Company Common Stock Held by Stockholder:

XXX,XXX[1]

[1] Includes XXX,XXX options

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